EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-7,
                   Asset-Backed Certificates, Series 2005-7

By Loan Type                             please use more rows if there are other type of loans
-----------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal
                                         No. of Mortgage Loans                                      Balance
-----------------------------------------------------------------------------------------------------------------------
15 YEAR FIXED                                                                                 406       47,867,279.64
-----------------------------------------------------------------------------------------------------------------------
30 YEAR FIXED                                                                               3,587      657,709,382.81
-----------------------------------------------------------------------------------------------------------------------
Total:                                                                                      3,993      705,576,662.45
-----------------------------------------------------------------------------------------------------------------------


By Loan Type
-----------------------------------------------------------------------------------------------------------------------
                 % of Principal      Wt. Avg.                  Wt. Avg.    Wt. Avg. Original      Wt. Avg. Debt-to-
                 Balance             Gross Coupon    % ARM     FICO        Combined LTV           Income Ratio
-----------------------------------------------------------------------------------------------------------------------
15 YEAR FIXED              6.78             6.306        0          680                 72.98                 33.26
-----------------------------------------------------------------------------------------------------------------------
30 YEAR FIXED             93.22             6.745        0          687                 80.66                 34.49
-----------------------------------------------------------------------------------------------------------------------
Total:                      100             6.716        0          686                 80.13                 34.36
-----------------------------------------------------------------------------------------------------------------------


By Loan Type
-----------------------------------------------------------------------------
                 % Full                             % Owner      % Investor
                 Documentation    % Refinancing     Occupied     Properties
-----------------------------------------------------------------------------
15 YEAR FIXED           24.51%            66.03%       67.23%         28.98%
-----------------------------------------------------------------------------
30 YEAR FIXED            15.65             47.36        72.89          23.49
-----------------------------------------------------------------------------
Total:                  16.25%            48.63%       72.51%         23.87%
-----------------------------------------------------------------------------

By Original IO Term                      please use more rows if there are other type of IO products
------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal
                                         No. of Mortgage Loans                                      Balance
------------------------------------------------------------------------------------------------------------------------
0                                                                                           3,629      615,476,810.49
------------------------------------------------------------------------------------------------------------------------
120                                                                                           364       90,099,851.96
------------------------------------------------------------------------------------------------------------------------
Total:                                                                                      3,993      705,576,662.45
------------------------------------------------------------------------------------------------------------------------


By Original IO Term
---------------------------------------------------------------------------------------------------------------------------
                       % of Principal      Wt. Avg.                  Wt. Avg.    Wt. Avg. Original      Wt. Avg. Debt-to-
                       Balance             Gross Coupon    % ARM     FICO        Combined LTV           Income Ratio
---------------------------------------------------------------------------------------------------------------------------
0                               87.23             6.683        0          687                 79.98                 33.69
---------------------------------------------------------------------------------------------------------------------------
120                             12.77             6.939        0          682                  81.2                 36.42
---------------------------------------------------------------------------------------------------------------------------
Total:                            100             6.716        0          686                 80.13                 34.36
---------------------------------------------------------------------------------------------------------------------------


By Original IO Term
------------------------------------------------------------------------------------
                        % Full                             % Owner      % Investor
                        Documentation    % Refinancing     Occupied     Properties
------------------------------------------------------------------------------------
0                              15.96%            49.92%       72.01%         24.54%
------------------------------------------------------------------------------------
120                             18.25             39.84        75.96          19.27
------------------------------------------------------------------------------------
Total:                         16.25%            48.63%       72.51%         23.87%
------------------------------------------------------------------------------------

By Occupancy Status
-----------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal
                                         No. of Mortgage Loans                                      Balance
-----------------------------------------------------------------------------------------------------------------------
NON OWNER                                                                                   1,433      168,387,422.48
-----------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                                                                              2,427      511,613,768.22
-----------------------------------------------------------------------------------------------------------------------
SECOND HOME                                                                                   133       25,575,471.75
-----------------------------------------------------------------------------------------------------------------------
Total:                                                                                      3,993      705,576,662.45
-----------------------------------------------------------------------------------------------------------------------


By Occupancy Status
---------------------------------------------------------------------------------------------------------------------------
                    % of Principal      Wt. Avg.                  Wt. Avg.    Wt. Avg. Original      Wt. Avg. Debt-to-
                    Balance             Gross Coupon    % ARM     FICO        Combined LTV           Income Ratio
---------------------------------------------------------------------------------------------------------------------------
NON OWNER                    23.87             6.695        0          713                 80.12                 31.65
---------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED               72.51              6.73        0          680                 80.31                  36.2
---------------------------------------------------------------------------------------------------------------------------
SECOND HOME                   3.62             6.559        0          642                 76.79                 38.16
---------------------------------------------------------------------------------------------------------------------------
Total:                         100             6.716        0          686                 80.13                 34.36
---------------------------------------------------------------------------------------------------------------------------


By Occupancy Status
--------------------------------------------------------------------------------
                    % Full                             % Owner      % Investor
                    Documentation    % Refinancing     Occupied     Properties
--------------------------------------------------------------------------------
NON OWNER                  37.23%            30.18%        0.00%        100.00%
--------------------------------------------------------------------------------
OWNER OCCUPIED                9.4             55.45          100              0
--------------------------------------------------------------------------------
SECOND HOME                  15.2             33.77            0              0
--------------------------------------------------------------------------------
Total:                     16.25%            48.63%       72.51%         23.87%
--------------------------------------------------------------------------------

By Documentation
-----------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal
                                         No. of Mortgage Loans                                      Balance
-----------------------------------------------------------------------------------------------------------------------
FULL DOC                                                                                      785      114,686,931.06
-----------------------------------------------------------------------------------------------------------------------
NO DOC/NINA/NO RATIO                                                                        1,397      231,718,732.29
-----------------------------------------------------------------------------------------------------------------------
STATED DOC                                                                                  1,811      359,170,999.10
-----------------------------------------------------------------------------------------------------------------------
Total:                                                                                      3,993      705,576,662.45
-----------------------------------------------------------------------------------------------------------------------


By Documentation
----------------------------------------------------------------------------------------------------------------------------
                       % of Principal      Wt. Avg.                  Wt. Avg.    Wt. Avg. Original      Wt. Avg. Debt-to-
                       Balance             Gross Coupon    % ARM     FICO        Combined LTV           Income Ratio
----------------------------------------------------------------------------------------------------------------------------
FULL DOC                        16.25             6.149        0          696                 79.46                 32.16
----------------------------------------------------------------------------------------------------------------------------
NO DOC/NINA/NO RATIO            32.84             7.138        0          686                 79.99                 37.21
----------------------------------------------------------------------------------------------------------------------------
STATED DOC                       50.9             6.624        0          683                 80.44                 35.78
----------------------------------------------------------------------------------------------------------------------------
Total:                            100             6.716        0          686                 80.13                 34.36
----------------------------------------------------------------------------------------------------------------------------


By Documentation
------------------------------------------------------------------------------------
                        % Full                             % Owner      % Investor
                        Documentation    % Refinancing     Occupied     Properties
------------------------------------------------------------------------------------
FULL DOC                      100.00%            36.02%       41.95%         54.66%
------------------------------------------------------------------------------------
NO DOC/NINA/NO RATIO                0             48.93        83.36          13.98
------------------------------------------------------------------------------------
STATED DOC                          0             52.46        75.27          20.41
------------------------------------------------------------------------------------
Total:                         16.25%            48.63%       72.51%         23.87%
------------------------------------------------------------------------------------

Debt-to-Income Ratio Distribution
------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal
Range                                    No. of Mortgage Loans                                      Balance
------------------------------------------------------------------------------------------------------------------------
<=30                                                                                        3,185      552,185,841.69
------------------------------------------------------------------------------------------------------------------------
30.01-35.00                                                                                   198       37,657,404.86
------------------------------------------------------------------------------------------------------------------------
35.01-40.00                                                                                   241       47,102,080.11
------------------------------------------------------------------------------------------------------------------------
40.01-45.00                                                                                   227       45,043,620.32
------------------------------------------------------------------------------------------------------------------------
45.01-50.00                                                                                   104       20,071,954.76
------------------------------------------------------------------------------------------------------------------------
50.01-55.00                                                                                    15        1,643,129.54
------------------------------------------------------------------------------------------------------------------------
55.01-60.00                                                                                     4          266,281.51
------------------------------------------------------------------------------------------------------------------------
>60.00                                                                                         19        1,606,349.66
------------------------------------------------------------------------------------------------------------------------
Total                                                                                       3,993      705,576,662.45
                                         -------------------------------------------------------------------------------
Wt. Avg. DTI =34.36


Debt-to-Income Ratio Distribution
---------------------------------------------------------------------------------------------------------------------
                                       % of Principal      Wt. Avg.                  Wt. Avg.    Wt. Avg. Original
Range                                  Balance             Gross Coupon    % ARM     FICO        Combined LTV
---------------------------------------------------------------------------------------------------------------------
<=30                                            78.26             6.771        0          685                 79.84
---------------------------------------------------------------------------------------------------------------------
30.01-35.00                                      5.34              6.48        0          691                 81.21
---------------------------------------------------------------------------------------------------------------------
35.01-40.00                                      6.68             6.492        0          691                 80.18
---------------------------------------------------------------------------------------------------------------------
40.01-45.00                                      6.38             6.533        0          691                 81.42
---------------------------------------------------------------------------------------------------------------------
45.01-50.00                                      2.84             6.692        0          686                 82.86
---------------------------------------------------------------------------------------------------------------------
50.01-55.00                                      0.23              5.97        0          742                 81.58
---------------------------------------------------------------------------------------------------------------------
55.01-60.00                                      0.04             6.282        0          725                 87.68
---------------------------------------------------------------------------------------------------------------------
>60.00                                           0.23             6.133        0          757                 83.64
---------------------------------------------------------------------------------------------------------------------
Total                                             100             6.716        0          686                 80.13
                                       ------------------------------------------------------------------------------
Wt. Avg. DTI =34.36


Debt-to-Income Ratio Distribution
------------------------------------------------------------------------------------------------------------------------
                                      Wt. Avg. Debt-to-     % Full                             % Owner      % Investor
Range                                 Income Ratio          Documentation    % Refinancing     Occupied     Properties
------------------------------------------------------------------------------------------------------------------------
<=30                                              22.15            11.95%            50.62%       75.09%         21.30%
------------------------------------------------------------------------------------------------------------------------
30.01-35.00                                       32.76             31.62             34.73        62.21           36.7
------------------------------------------------------------------------------------------------------------------------
35.01-40.00                                       37.58              27.8             42.96        63.69          31.44
------------------------------------------------------------------------------------------------------------------------
40.01-45.00                                       42.56             28.36             50.02        64.92          29.32
------------------------------------------------------------------------------------------------------------------------
45.01-50.00                                       47.49             36.81             37.02        71.14          26.93
------------------------------------------------------------------------------------------------------------------------
50.01-55.00                                       52.44               100              6.15            0            100
------------------------------------------------------------------------------------------------------------------------
55.01-60.00                                       56.04               100                 0            0            100
------------------------------------------------------------------------------------------------------------------------
>60.00                                            74.76               100             15.11            0            100
------------------------------------------------------------------------------------------------------------------------
Total                                             34.36            16.25%            48.63%       72.51%         23.87%
                                     -----------------------------------------------------------------------------------
Wt. Avg. DTI =34.36

Silent Seconds
------------------------------------------------------------------------------------------------------------------------
                                                                                                    Principal
                                          No. of Mortgage Loans                                     Balance
------------------------------------------------------------------------------------------------------------------------
Y                                                                                             340       76,779,730.83
------------------------------------------------------------------------------------------------------------------------
Effective Combined LTV (taking into account the silent seconds) =                           80.13


Silent Seconds
-----------------------------------------------------------------------------------------------------------------------
                  % of Principal      Wt. Avg.                  Wt. Avg.    Wt. Avg. Original      Wt. Avg. Debt-to-
                  Balance             Gross Coupon    % ARM     FICO        Combined LTV           Income Ratio
-----------------------------------------------------------------------------------------------------------------------
Y                          10.88             6.552        0          703                 89.88                 35.86
-----------------------------------------------------------------------------------------------------------------------


Silent Seconds
----------------------------------------------------------------------------
                % Full                             % Owner      % Investor
                Documentation    % Refinancing     Occupied     Properties
----------------------------------------------------------------------------
Y                       11.75            21.81          77.07         19.47
----------------------------------------------------------------------------

